                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

    ------------------------------------------------------------------------
                              Dave & Buster's, Inc.
                (Name of Registrant as Specified In Its Charter)
    ------------------------------------------------------------------------

          Alan L. Murray, Vice President, General Counsel and Secretary
                     (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rule 14a-6(i)(4) and 0-11
    ("Rule 0-11").

    (1) Title of each class of securities to which transaction applies

    (2) Aggregate number of securities to which transaction applies

    (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11

    (4) Proposed maximum aggregate value of transaction

    (5) Total fee paid

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party

    (4) Date Filed

                             DAVE & BUSTER'S, INC.
                               2481 MANANA DRIVE
                              DALLAS, TEXAS 75220

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 2000

To the holders of Common Stock of
Dave & Buster's, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dave & Buster's, Inc. (the "Company") will be held in The Show Room at Dave & Buster's, 10727 Composite Drive, Dallas, Texas, on June 5, 2000, at 1:00 p.m. local time, for the following purposes:

          (a) To elect one class of directors (consisting of three directors) of the Company for a three year term, or until their successors have been elected and qualified;

          (b) To consider and vote upon the proposed amendment and restatement of the Dave & Buster's, Inc. 1995 Stock Option Plan (the "Stock Plan"); and

          (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 20, 2000 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

                                            By Order of the Board of Directors

                                            /s/ ALAN L. MURRAY

                                            Alan L. Murray
                                            Secretary

Dallas, Texas
April 28, 2000

                             DAVE & BUSTER'S, INC.
                               2481 MANANA DRIVE
                              DALLAS, TEXAS 75220

                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 2000

     This Proxy Statement is furnished to stockholders of Dave & Buster's, Inc., a Missouri corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 5, 2000, and at any and all adjournments or postponements thereof. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. The proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company.

     This Proxy Statement and accompanying form of proxy are being mailed to the Company's stockholders on or about April 28, 2000. The Company's Annual Report, covering the Company's 1999 fiscal year, is enclosed herewith but does not form any part of the materials for solicitation of proxies.

                               QUORUM AND VOTING

     Record Date. The record date for the Annual Meeting ("Record Date") is April 20, 2000. Only holders of record of common stock at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had issued and outstanding, and entitled to vote at the Annual Meeting, approximately 12,953,000 shares of common stock.

     Quorum. In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

     Voting by Street Name Holders. If a stockholder owns shares in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

     Required Vote. The election as a director of each nominee requires the affirmative vote of the holders of record of a plurality of the outstanding voting power of the shares of common stock represented, in person or by proxy, at the Annual Meeting. Abstentions and "broker non-votes" are counted as present and entitled to vote for the purposes of determining a quorum but are not counted for purposes of the election of a director.

     The affirmative vote of the holders of a majority of the outstanding common stock represented at the Annual Meeting is required to approve the proposal to amend and restate the Stock Plan. An abstention is counted as a vote against the Stock Plan proposal. A broker "non-vote" is also counted as a vote against the Stock Plan proposal.

     Default Voting. Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a stockholder properly executes and return the accompanying proxy, but does not indicate any voting instructions, such stockholder's shares will be voted (i) FOR the election to a three year term as directors of the Company of the three nominees set forth above; (ii) FOR the proposal to amend and restate the Stock Plan; and
(iii) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies in their discretion. The directors do not know of any such other matter or business.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 31, 2000, for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director and nominee for director of the Company, (iii) each of the executive officers of the Company named in the table under "Election of Directors -- Summary of Executive Compensation" and
(iv) all of the directors and officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to the listed shares.

                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
NAME                                                           NUMBER      PERCENT
----                                                          ---------    -------
5% OR MORE STOCKHOLDERS(2):
LJH Corporation(3)..........................................  1,500,300     11.2%
Mandarin, Inc.(4)...........................................  1,422,100     10.6
DIRECTORS AND EXECUTIVE OFFICERS:
David O. Corriveau(5).......................................    540,728      4.0
James W. Corley(6)..........................................    533,867      4.0
Charles Michel..............................................     46,217      *
Sterling R. Smith...........................................     27,000      *
Bryan L. Spain..............................................     18,500      *
Allen J. Bernstein..........................................     22,500      *
Peter A. Edison(7)..........................................    311,768      2.3
Bruce H. Hallett............................................     19,000      *
Walter S. Henrion...........................................    101,529      *
Mark A. Levy................................................      7,500      *
Christopher C. Maguire......................................     25,500      *
All directors and officers as a group (22 persons)..........  1,772,053     13.2

---------------

 *  Indicates less than 1%.

(1) Includes shares issuable upon exercise of stock options which are vested or will be vested prior to May 31, 2000.

(2) Based upon information filed by such holders with the Securities and Exchange Commission.

(3) LJH Corporation shares voting and dispositive power with its principal stockholder, Lacy J. Harber. The address of LJH Corporation and Mr. Harber is 377 Neva Lane, Denison, Texas 75020.

(4) Mandarin, Inc. shares voting and dispositive power with its principal stockholders, Joseph and Jane Lewis. The address of Mandarin, Inc. and Mr. and Mrs. Lewis is P.O. Box N7776, Lyford Cay, New Providence, Bahamas, United Kingdom.

(5) Mr. Corriveau shares voting and dispositive power with respect to 74,545 shares owned of record by a family limited partnership. Mr. Corriveau disclaims beneficial ownership with respect to such shares.

(6) Mr. Corley shares voting and dispositive power with respect to 99,559 shares owned of record by a family limited partnership. Mr. Corley disclaims beneficial ownership with respect to such shares.

(7) Mr. Edison owns the shares as Trustee for the benefit of self and others.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, holders of the Company's common stock will consider and vote for the election of James W. Corley, Peter A. Edison and Walter S. Henrion to a three year term as directors of the Company. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term of three years for which election is sought.

BIOGRAPHICAL INFORMATION

     A brief description of each director of the Company is provided below. Directors hold office for three year terms or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors, except as provided below.

     Mr. Corriveau, 48, a co-founder of the Dave & Buster's concept in 1982, has served as Co-Chief Executive Officer and President since June 1995, and as a director of the Company since May 1995 and as Co-Chairman of the Board since February 1996. Mr. Corriveau served as President and Chief Executive Officer of D&B Holding (a predecessor of the Company) from 1989 through June 1995. From 1982 to 1989, Messrs. Corriveau and Corley operated the Company's business.

     Mr. Corley, 48, a co-founder of the Dave & Buster's concept in 1982, has served as Co-Chief Executive Officer and Chief Operating Officer since June 1995, and as a director of the Company since May 1995 and as Co-Chairman of the Board since February 1996. Mr. Corley served as Executive Vice President and Chief Operating Officer of D&B Holding from 1989 through June 1995. From 1982 to 1989, Messrs. Corley and Corriveau operated the Company's business.

     Mr. Bernstein, 53, is founder of Morton's Restaurant Group, Inc. and has been its Chairman of the Board and Chief Executive Officer since its inception in 1988. Morton's owns and operates more than 58 restaurants, comprised of two distinct restaurant companies, Morton's of Chicago Steak Houses and Bertolini's Restaurants. He has been a director of the Company since 1996.

     Mr. Edison, 44, has been the Chairman and Chief Executive Officer of the Weiss and Neuman Shoe Company since October 1997. He was Senior Executive Vice President of Edison Brothers Stores, Inc., a specialty retailer ("Edison Brothers"), from 1995 to February 1997 and Director, Corporate Development of Edison Brothers from 1989 until February 1997. He served as a director of Edison Brothers from 1989 until February 1997. Edison Brothers filed for protection under Chapter 11 of the Federal Bankruptcy Code in November 1995.

     Mr. Hallett, 48, has been engaged in the practice of corporate and securities law since 1976 and has been a partner of the Hallett & Perrin law firm since 1992. He has been a director of the Company since 1998.

     Mr. Henrion, 61, has served as a consultant to the Company's business since 1989, and he has been a director of the Company since 1995. He has also been a consultant to the restaurant industry since 1983. From 1972 to 1981, Mr. Henrion served as Executive Vice President and a director of TGI Friday's, Inc.

     Mr. Levy, 53, is founder and has been managing director of Alexander Capital Group, a private investment firm, since June 1998. He is a director of The Levy Restaurants and served as its Vice Chairman from 1978 to 1998. The Levy Restaurants operates restaurants, food service and special concession operations throughout the United States. Mr. Levy has been a director of the Company since 1995.

     Mr. Maguire, 38, has served as President of Staubach Retail Services, a national retail real estate consulting company, since its inception in 1994. Mr. Maguire joined The Staubach Company, a Dallas-based national real estate brokerage firm in 1986 to form its Retail Services Division. Mr. Maguire has been a director of the Company since 1997.

     The Board of Directors is comprised of three classes. The terms of Messrs. Corriveau, Levy and Maguire expire at the annual meeting of stockholders to be held in 2002. The terms of Messrs. Bernstein and Hallett expire at the annual meeting of stockholders to be held in 2001. Mr. Henrion was previously elected to a term expiring at the annual meeting to be held in 2001, but his term was reclassified, and accordingly shortened, as a result of the resignation of Mr. Mark Vittert in late 1999 from the class of directors to be elected at the upcoming Annual Meeting and Mr. Henrion's filling of such vacancy.

     The Board of Directors held four meetings in fiscal 1999. No director attended fewer than 75% of the meetings of the Board which they were required to attend.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee, comprised of Messrs. Edison, Hallett and Maguire, recommends to the Board of Directors the appointment of the Company's independent auditors, reviews and approves the scope of the annual audit of the Company's financial statements, reviews and approves any non-audit services performed by the independent auditors, reviews the findings and recommendations of the internal and independent auditors and periodically reviews and approves major accounting policies and significant internal accounting control procedures. The Audit Committee met three times during fiscal 1999.

     The Compensation Committee, comprised of Messrs. Levy and Bernstein reviews and recommends compensation of officers and directors, administers equity plans and reviews major personnel matters. The Compensation Committee met five times during fiscal 1999.

     The Executive Committee, comprised of Messrs. Corriveau, Corley and Henrion, exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company when the Board of Directors is not in session, except to the extent such authority is delegated to another committee.

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth information concerning cash compensation paid or accrued by the Company during fiscal 1997, 1998 and 1999 to or for the Company's Co-Chief Executive Officers and the three other highest compensated executive officers of the Company whose total salary and bonus exceeded $100,000 (collectively the "Named Executive Officers").

                                                                  LONG-TERM COMPENSATION
                                                         -----------------------------------------
                                                                      SECURITIES
                                ANNUAL COMPENSATION      RESTRICTED   UNDERLYING
                             -------------------------     STOCK       OPTIONS/       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS      AWARDS       SAR'S      COMPENSATION(1)
---------------------------  ----   --------   -------   ----------   ----------   ---------------
David O. Corriveau........   1999   $352,500   $35,000       0            0               0
                             1998    297,870    30,500       0            0               0
                             1997    275,189    21,555       0            0               0
James W. Corley...........   1999    352,500    35,000       0            0               0
                             1998    297,870         0       0            0               0
                             1997    275,189         0       0            0               0
Charles Michel............   1999    175,356    16,250       0            0               0
                             1998    160,664     2,500       0            0               0
                             1997    151,250    37,504       0            0               0
Sterling R. Smith.........   1999    173,269    22,900       0            0               0
                             1998    140,428     2,500       0            0               0
                             1997    105,192    14,116       0            0               0
Bryan L. Spain............   1999    134,751    12,800       0            0               0
                             1998    127,308     1,100       0            0               0
                             1997     92,524    11,164       0            0               0

---------------

(1) None of the named executive officers received perquisites and other personal benefits, securities or property in excess of the lesser of $50,000 or 10% of such officer's total annual salary and bonus.

EMPLOYMENT AGREEMENTS

     In June 1995, the Company entered into five year employment agreements with each of Messrs. Corriveau and Corley (the "Employment Agreements"). Based upon the recommendations of its Compensation Committee, the Company expects to enter into new employment agreements with Messrs. Corriveau and Corley prior to the June 2000 expiration of the Employment Agreements.

1995 STOCK PLAN

     The following table sets forth information regarding the grant of stock options during fiscal 1999 under the Stock Plan to the Named Executive Officers:

                                                                                  POTENTIAL REALIZABLE VALUE AT
                                       PERCENT OF TOTAL                              ASSUMED ANNUAL RATES OF
                            OPTIONS/     OPTIONS/SARS     EXERCISE                STOCK PRICE APPRECIATION FOR
                              SARS        GRANTED TO      OR BASE                        OPTION TERM(1)
                            GRANTED      EMPLOYEES IN      PRICE     EXPIRATION   -----------------------------
NAME                          (#)        FISCAL YEAR       ($/SH)       DATE          5%($)          10%($)
----                        --------   ----------------   --------   ----------   -------------   -------------
D. Corriveau..............   90,000          12.3%         $18.81       2/09       $1,064,700      $2,698,200
J. Corley.................   90,000          12.3           18.81       2/09        1,064,700       2,698,200
C. Michel.................   30,000           4.1           18.81       2/09          354,900         899,400
S. Smith..................   30,000           4.1           18.81       2/09          354,900         699,400
B. Spain..................   30,000           4.1           18.81       2/09          354,900         699,400

---------------

(1) The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not reflect the Company's estimates or projections of future prices of the shares of the Company's common stock. There can be no assurance that the amounts reflected in this table will be achieved.

     The following table sets forth certain information with respect to the options held by the Named Executive Officers at January 30, 2000 and options exercised during the fiscal year then ended:

                                                                                 VALUE OF UNEXERCISED
                                                   NUMBER OF UNEXERCISED        IN-THE-MONEY OPTION AT
                                                OPTIONS AT JANUARY 30, 2000       JANUARY 30, 2000(1)
                          SHARES      VALUE     ---------------------------   ---------------------------
NAME                     EXERCISED   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     ---------   --------   -----------   -------------   -----------   -------------
David O. Corriveau.....        0     $     0      73,010         133,253               $0              $0
James W. Corley........        0           0      73,010         133,253                0               0
Charles Michel.........        0           0      35,250          57,250                0               0
Sterling R. Smith......    5,500      78,025       7,150          42,450                0               0
Bryan L. Spain.........        0           0       5,000          18,450                0               0

---------------

(1) Based upon the closing price of the Common Stock of the Company on January 30, 2000 of $6.875 per share.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") has furnished the following report on executive compensation. The Compensation Committee report documents the components of the Company's executive officer compensation programs and describes the compensation philosophy on which 1999 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company, including the Co-Chief Executive Officers and the three other executive officers that are named in the compensation tables who are currently employed by the Company (the "Named Executives"). The Compensation Committee, composed solely of non-employee directors, also administers the Stock Plan.

  Compensation Philosophy and Overall Objectives of Executive Compensation Programs

     It is the philosophy of the Company to ensure that executive compensation is directly linked to continuous improvements in corporate performance and increases in stockholder value. The following objectives have been adopted by the Compensation Committee as guidelines for compensation decisions:

     - Provide a competitive total executive compensation package that enables the Company to attract and retain key executives.

     - Integrate all pay programs with the Company's annual and long-term business objectives and strategy, and focus executives on the fulfillment of these objectives.

     - Provide variable compensation opportunities that are directly linked with the performance of the Company.

  Cash Compensation

     Cash compensation includes base salary and the Company's annual incentive plan awards. The base salary of each of the Company's executive officers is determined by an evaluation of the responsibilities of that position and by comparison to the average level of salaries paid in the competitive market in which the Company competes for comparable executive ability and experience. Annually, the performance of each Named Executive officer is reviewed by the Compensation Committee using information and evaluations provided by the Co-CEOs (the Co-CEOs review the performance of all other senior management) taking into account the Company's operating and financial results for that year, the contribution of each executive officer to such results, the achievement of goals established for each such executive officer at the beginning of each year, and competitive salary levels for persons in those positions in the markets in which the Company competes. To assist in its deliberations, the Compensation Committee is provided market competitive base salary and incentive compensation information for a number of representative companies in the industry for comparison purposes. Following its review of the performance of the Company's Named Executive officers, the Compensation Committee Chairman reports the Compensation Committee's recommendations for salary increases and incentive awards to the Board of Directors.

     The Company enhanced the pay-for-performance feature of its executive incentive plan (EIP) in 1999, which is designed to recognize and reward those employees that make significant contributions to the Company's annual business plan. The Compensation Committee believes the EIP should be the principal short-term incentive program for providing cash bonus opportunities for the Company's executives contingent upon profitability of operating results. The 1999 EIP corporate financial target was earnings per share (EPS). The Compensation Committee will continue to review and modify the performance goals for the EIP as necessary to ensure reasonableness, achievability, and consistency with overall Company objectives and shareholder expectations. In 1999, annual base salary increases and incentive compensation awards for all of the Named Executives were approved by the Compensation Committee and reported to the Board of Directors. The Compensation Committee believes the recommended salary increases and incentive awards were warranted and consistent with the performance of such executives during fiscal year 1999 based on the Compensation Committee's evaluation of each individual's overall contribution to accomplishing the Company's fiscal year 1999 corporate goals and of each individual's achievement of individual goals during the year.

     In certifying 1999 EIP results, the Compensation Committee recognized that the Company fell below its targeted EPS corporate goals, therefore, there was no award paid.

  Long-Term Incentives

     The Compensation Committee believes that it is essential to align the interests of Dave & Buster's executives and other key management personnel responsible for the growth of the Company with the interests of the Company's stockholders. The Compensation Committee believes that this objective is best accomplished through the provision of stock-based incentives that align themselves to enhancing the Company's value. The Compensation Committee believes the Company needs a mechanism to keep senior management focused on the strategic business and stock price appreciation. Therefore, the Compensation Committee reviewed a plan concept and as a result of this review, recommended to the Board of Directors for approval an amendment and restatement of the current Stock Plan to allow granting of time accelerated restricted stock grants. The restated Stock Plan does not propose an increase in the number of shares of Common Stock reserved under Stock Plan at this time. The purpose of the Stock Plan, as restated, is to continue to foster and promote the long-term financial success of Dave & Buster's and materially increase the value of the equity interests in the Company by: (a) encouraging the long-term commitment of selected key employees, (b) motivating superior performance of key employees by means of long-term performance related incentives, (c) encouraging and providing key employees with a formal program for obtaining an equity interest in the Company, (d) attracting and retaining outstanding key employees by providing incentive compensation opportunities competitive with other major companies and
(e) enabling participation by key employees in the long-term growth and financial success of the Company. Such restricted stock will vest 100% at the end of seven years and if significant performance milestones are met, 100% vesting could occur in two to three years rather than seven.

     The Compensation Committee will continue to review long-term incentives and make recommendations, where it deems appropriate, to the Company's Board of Directors, from time to time, to assure the Company's executive officers and other key employees are appropriately motivated and rewarded based on the long-term financial success of the Company.

  Co-CEO Compensation

     In determining the compensation of Mr. Corriveau and Mr. Corley, Co-Chief Executive Officers, the Compensation Committee considered the Company's operating and financial results for fiscal year 1999, evaluated their individual performance and substantial contribution to Company results, and considered the compensation range for other chief executive officers of companies in the industry. Based on that review and assessment in February 1999, the Compensation Committee recommended, and the Company's Board of Directors approved, an increase in Mr. Corriveau and Mr. Corley's base salary to $370,000 per year effective March 29, 1999 and an annual incentive award, as certified by the Compensation Committee, of $35,000, which represented 9.5% of their base salary for 1999. Mr. Corriveau and Mr. Corley were each granted 90,000 stock options under the Stock Plan in February 1999 at an exercise price of $18.81, which was equal to the fair market value of the Company's common stock on the date of grant.

  Summary

     As a result of pay-for-performance concepts incorporated in Dave & Buster's executive compensation program, the Compensation Committee believes that the total compensation program for executive officers of the Company are competitive with the compensation programs provided by other companies with which the Company competes, emulates programs of high-performing companies and will serve the best interests of the shareholders of the Company. The Compensation Committee also believes this program will provide opportunities to participants that are consistent with the expectations of the Board and with the returns that are generated on the behalf of the Company's stockholders.

                                            MARK A. LEVY,
                                            Chairman
                                            ALLEN J. BERNSTEIN

DIRECTOR COMPENSATION

     Directors who are employees of the Company receive no additional compensation for their attendance at meetings of the Board or any of its committees of which they are members. Directors who are not employees of the Company receive $8,000 as an annual retainer, $1,000 for participation in each Board meeting and $800 for participation in each committee meeting. When participation in a Board or committee meeting is by telephone, the fee paid is one-half of the amount reported above.

     In February 1996, the Company adopted a stock option plan for outside directors (the "Directors Plan") to provide independent, outside directors (excluding those directors who were stockholders prior to February 1996) with an incentive for serving as a director by providing a proprietary interest in the Company through the granting of options. Directors who are not employees are entitled to participate in the Directors Plan. A total of 150,000 shares of common stock are subject to the Directors Plan. Upon election to the Board of Directors of the Company, each eligible director is granted an option to purchase 22,500 shares effective as of the date of such election and vesting over a three year period. The options granted under the Directors Plan are not entitled to "incentive stock option" treatment for federal income tax purposes. Accordingly, under federal income tax laws, an optionee upon exercise of an option under the Directors Plan will recognize ordinary income equal to the fair market value of the stock on the date of exercise minus the exercise price.

CERTAIN FILINGS BY EXECUTIVE OFFICERS AND DIRECTORS

     Under the securities laws of the United States, the Company's directors, executive officers and persons who own more than 10% of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates have been established for these reports, and the Company is required to disclose in this proxy statement any failure to file by these dates. Mr. Corley filed a late Form 4 with respect to the purchase of 20,000 shares, and Mr. Carter filed a late Form 5 with respect to the purchase of 1,000 shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves as member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

CERTAIN TRANSACTIONS

     Pursuant to a 1995 consulting agreement between the Company and Mr. Henrion, which expired in January 2000, the Company paid consulting fees to Mr. Henrion, a director of the Company, for advisory services relating to international licensing activities, expansion and site selection, market analysis, improvement and enhancement of the Company's business and other similar activities. The Company paid Mr. Henrion or his affiliates the amount of $125,000 in fiscal 1999 under the 1995 consulting agreement. Upon expiration of the 1995 agreement, the Company and Mr. Henrion entered into a new agreement expiring January 2005. Under the new agreement, the Company will pay Mr. Henrion the sum of $12,500 per month during the term of such agreement.

     Hallett & Perrin provides legal services to the Company from time to time. Mr. Hallett, a shareholder of Hallett & Perrin, is a director of the Company.

STOCK PRICE PERFORMANCE

     The Company's common stock has been traded publicly since June 26, 1995. Prior to such date, there was no established market for its common stock. Set forth below is a line graph indicating a comparison of cumulative total returns (change in stock price plus reinvested dividends) for the Company's common stock for the five fiscal years ending January 30, 2000 as contrasted with (i) the Standard & Poor's 500 Stock Index and (ii) the Standard & Poor's Restaurant Stock Composite Index. Each index assumes $100 invested at February 4, 1996 and is calculated assuming reinvestment of dividends.

                       [Dave & Buster Performance Graph]

---------------------------------------------------------------------------------------------------------------------
                                     02/04/96         02/02/97         02/01/98         01/31/99         01/30/00
---------------------------------------------------------------------------------------------------------------------
 Dave & Buster's, Inc.                100.00           144.45           217.31           225.63            70.51
 S&P 500                              100.00           127.09           161.30           213.70           247.70
 S&P Restaurants                      100.00            93.56            97.92           160.34           156.10

                     APPROVAL OF RESTATEMENT OF STOCK PLAN

GENERAL

     The Company proposes to amend and restate the Stock Plan and, in so doing, to rename the Stock Plan as the "Dave & Buster's 1995 Stock Incentive Plan." The purposes of the amendment and restatement are (i) to incorporate in the Stock Plan changes made to the income tax and federal securities law and financial accounting rules since the original adoption of the Stock Plan in 1995, (ii) to allow the Compensation Committee to grant restricted stock awards, in addition to stock options, under the Stock Plan and (iii) to prohibit the "repricing" of stock options under the Stock Plan.

     The amendment and restatement of the Stock Plan does NOT propose an increase in the number of shares of Common Stock reserved under the Stock Plan (which is presently 2,350,000 shares).

     The Company's Board of Directors originally adopted the Stock Plan in order to encourage ownership of the Company's common stock by key employees of the Company and its subsidiaries as well as other persons providing services to the Company. The Board of Directors has amended the Stock Plan to permit the award of restricted stock to promote immediate stock ownership and thus provide an even greater incentive to attract and retain the services of management in competition with other employers.

     A complete text of the Stock Plan, as amended, is set forth on Exhibit A of this Proxy Statement. Approval of this amendment and restatement requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented at the Annual Meeting. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE STOCK PLAN.

AWARDS UNDER THE STOCK PLAN

     Awards under the Stock Plan may consist of the grant of stock options and/or restricted stock awards, granted singly or in combination to an eligible person (a "Participant"). Stock options may be granted in the form of "non-qualified stock options" or "incentive stock options" which comply with
Section 422 of the Code. In the case of a stock option, the purchase price for the shares as to which the option is exercised will be payable in full upon exercise, in cash or, if permitted by the Compensation Committee, by tender of Common Stock or by surrender of another award, valued at "fair market value" on the date such option is granted. The exercise price of each non-qualified stock option may not be less than 85% of the fair market value of the Common Stock and, in the case of incentive stock options, not less than 100% of the fair market value of the underlying Common Stock, on the date of grant of the option. The Company has granted all options since the inception of the Stock Plan at exercise prices equal to 100% of the fair market value on the date of grant. The Stock Plan allows a maximum of 10% of the non-qualified options outstanding from time to time to be granted at exercise prices of 85% or more of fair market value on the date of grant; however, the Company does not anticipate any variation from its historic practice of requiring all options to be granted at 100% of fair market value on the date of grant. The aggregate fair market value of the shares of Common Stock covered by incentive stock options granted to any individual Participant under the Stock Plan (determined at the time of grant) that may be exercisable for the first time by a Participant during any calendar year may not exceed $100,000. To the extent, if any, that such aggregate fair market value limitation is exceeded, the incentive stock options granted to such Participant will, to the extent and in the order required by regulations, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such incentive stock options will remain unchanged. No incentive stock option may be granted to a Participant, if, at the time of the proposed grant, such Participant owns more than 10% of the total combined voting power of all classes of the Company's Common Stock, unless the incentive stock option has an exercise price of at least 110% of the fair market value and is not exercisable until five years from the date the option is granted. The Stock Plan provides that not more than 100,000 shares of Common Stock may be granted as an option to any one individual during a calendar year. The Stock Plan also prohibits the Company from "repricing" options by granting new options in substitution for or upon cancellation of outstanding options previously granted to Participants under the Stock Plan or any of the Company's prior plans.

     The Compensation Committee may grant shares of restricted stock pursuant to the Stock Plan. A grant of shares of restricted stock represents the promise of the Company to issue shares of Common Stock of the Company on a predetermined date (the "Issue Date") to an employee, provided the employee is continuously employed by the Company until the Issue Date. Prior to the vesting of the shares, the shares are not transferable by the Participant and are forfeitable. At the time of the grant of shares of restricted stock, the Compensation Committee may impose restrictions or conditions, not inconsistent with the provisions of the Stock Plan, including, but not limited to, performance criteria and continued employment for a specified time period. The Compensation Committee may provide performance criteria to the restricted stock grant in the form of time acceleration of vesting due to meeting stretch performance goals. The Compensation Committee has also established a percentage limitation of 25% of the shares reserved for the Stock Plan to be granted in restricted stock, and a maximum of 70,000 restricted shares to be granted to any one individual during a calendar year.

     Upon the occurrence of a "change in control" of the Company where the successor company assumes the options granted under the Stock Plan or substitutes new options for such options and an involuntary termination or termination for good reason within two years after the change in control, all such options outstanding immediately vest and become exercisable (unless provided otherwise in a particular award agreement) and remain exercisable until their expiration, termination or cancellation pursuant to the terms of the Stock Plan and the agreement evidencing such options. If, following a change in control, the successor company fails or refuses to assume or substitute options for outstanding options granted under the Stock Plan, such outstanding options immediately vest and become exercisable for a period of thirty days. Upon the occurrence of a change in control of the Company, all restricted stock awards under the Stock Plan that have not vested or have not been canceled or forfeited automatically vest.

     To the extent that any awards granted under the Stock Plan or prior plans expire, terminate or are canceled or otherwise settled for any reason without the issuance of all or any portion of the shares of Common Stock covered by an award, such unissued shares of Common Stock will become available for grant under the Stock Plan.

ELIGIBILITY AND GRANT OF AWARDS

     Employees of the Company eligible for awards under the Stock Plan are those who hold positions of responsibility in the Company, and whose performance, in the judgment of the Compensation Committee can have a significant effect on the success of the Company and its subsidiaries. Currently, there are approximately 150 persons for stock option purposes and 22 persons for restricted stock grant purposes who will be eligible to participate in the Stock Plan.

     As of March 31, 2000, options to purchase an aggregate of 1,681,712 shares of the Company's common stock (net of options canceled or expired) have been granted pursuant to the Stock Plan, options to purchase 113,225 shares have been exercised, options to purchase 1,568,487 shares remain outstanding, and 668,288 shares remain available for future grant. As of March 31, 2000, the market value of all shares of the Company's common stock (i) subject to outstanding options under the Stock Plan and (ii) remaining available for future grant was approximately $14,018,353 and $5,972,824, respectively (based on the closing sale price of the Company's common stock as reported on the Nasdaq National Market on such date).

     During the 1999 fiscal year, options covering 733,500 shares of the Company's common stock were granted to the Company's employees. See also "1995 Stock Plan" for disclosure of grants made in the 1999 fiscal year to the Named Executive Officers.

     Since adoption of the Stock Plan, all current executive officers, as a group, have been granted options under the Stock Plan covering 875,776 shares of the Company's common stock which represents approximately 52.1% of the total number of options granted pursuant to the Stock Plan. Messrs. Corriveau, Corley and Michel have received options covering 5% or more of those available under the Stock Plan. All employees of the Company as a group (including all officers who are not executive officers) received options covering 805,936 shares (47.9%) of the total options granted. In addition, all current directors who are not executive officers, as a group, have been granted options covering 90,000 shares (100%) of the total options granted under the separate Directors Plan.

ADMINISTRATION OF THE STOCK PLAN

     The Compensation Committee is responsible for administration and interpretation of the Stock Plan, and may correct any defect, supply any omission or reconcile any inconsistency in the Stock Plan or any award in its discretion. The Compensation Committee is constituted so as to comply with Rule 16b-3 under the Exchange Act of 1934 ("Rule 16b-3") and Section 162(m) of the Code. The Compensation Committee may delegate to the Co-Chief Executive Officers and other senior officers of the Company its duties under the Stock Plan pursuant to such conditions or limitations as the Compensation Committee may establish, except that the Compensation Committee may not delegate to any person the authority to grant awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act or with respect to Participants who are subject to Section 162(m) of the Code.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, modify, suspend or terminate the Stock Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would impair the rights of any Participant under any award granted to such Participant will be made without such Participant's consent and
(ii) no amendment or alteration will be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3, in order to preserve the applicability of any exemption provided by such rule to any award then outstanding (unless the holder of such award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

     Without stockholder approval, no amendment may (i) increase the number of shares of Common Stock that may be issued under the Stock Plan, (ii) materially increase the benefits accruing to individuals holding Stock Plan awards, (iii) materially modify the requirements as to eligibility for participation in the Stock Plan, or (iv) increase the number of awards that may be granted to any one individual.

TAX WITHHOLDING

     Under the terms of the Stock Plan as restated, a Participant is required to tender payment of the amount as may be requested by the Company for the purpose of satisfying its statutory liability to withhold minimum federal, state or local income or other taxes incurred by reason of the exercise of a non-qualified stock option or the lapse of restrictions under a restricted stock award.

FEDERAL INCOME TAX CONSEQUENCES

     Non-qualified Stock Options. A Participant will not be deemed to receive any income at the time a non-qualified stock option (NQSO) is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an NQSO is exercised, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the excess of (A) the fair market value of the shares received on the exercise of the NQSO over
(B) the exercise price of the NQSO. The taxability of a Participant who is subject to the reporting and short swing profit recovery provisions of Section 16 of the Exchange Act (a "Section 16 Person") is modified slightly. A Section 16 Person also will not be deemed to receive any income at the time an NQSO is granted, nor will the Company be entitled to a deduction at that time. However, upon the exercise of the NQSO, the Section 16 Person will be deemed to have received compensation taxable as ordinary income in an amount equal to the excess of (A) the fair market value of the shares received on the exercise of the NQSO was awarded to the Section 16 Person over (B) the exercise price of the NQSO. The Section 16 Person's basis in the Common Stock acquired pursuant to the exercise of the NQSO is the sum of the exercise price of the Option and the amount of such income required to be recognized. If, however, a Section 16 Person files an appropriate election under Section 83(b) of the Code with the IRS within thirty days of the exercise of the NQSO, the Participant will be treated for tax purposes as if he were not a Section 16 Person.

     Upon any subsequent sale of the shares acquired upon the exercise of an NQSO, any gain (the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date or recognition and otherwise will be a short-term capital gain or loss. A section 16 Person's (other than a Section 16 Person who makes a Section 83(b) election described above) holding period for purposes of determining whether any such gain or loss is short-term or long-term is measured from the later to occur of (i) the date the NQSO is exercised or (ii) six months after the NQSO was granted. The Company will be entitled to a tax deduction in an amount equal to the amount of compensation taxable as ordinary income recognized by the Participant.

     If all or any part of the exercise price of an NQSO is paid by the Participant with shares of Common Stock (including, based upon proposed regulations under the Code, shares previously acquired on exercise of an ISO), no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the NQSO equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQSO for an exercise price equal to the consideration, if any, paid by the Participant in cash. The Participant's compensation, which is taxable as ordinary income upon such exercise, and the Company's deduction, will not be affected by whether the exercise price is paid in cash or in shares of Common Stock.

     Incentive Stock Option. In general, a Participant will not be deemed to receive any income at the time an Incentive Stock Option ( ISO) is granted or exercised if a Participant does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO. In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss. However, for purposes of computing the "alternative minimum tax" applicable to a Participant, the Participant will include in the Participant's alternative minimum taxable income the amount that would have been included in income if the ISO was a NQSO. Such amount may be subject to an alternative minimum tax. Similarly, for purposes of making alternative minimum tax calculations, the Participant's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQSO.

     If the Participant sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition", and the Participant will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the Participant, taxable as ordinary income, and the balance (if any) will be long-term or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the Participant sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the Participant has held the shares for one year or less and the otherwise will be a long-term capital loss.

     If a Participant uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case, proposed regulations under the Code appear to provide that tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

     If a Participant uses shares acquired upon the exercise of an ISO to exercise and ISO and such use of such shares does not constitute a disqualifying disposition of the shares so surrendered or, if the Participant uses other shares of the Company to exercise an ISO, the Participant will not recognize any income or gain or loss upon exercise of the ISO. In such case, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

     The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If the Participant has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction of an equivalent amount in the taxable year of the Company in which the disposition occurs.

     Restricted Stock. A Participant will not be deemed to receive any income at the time shares of restricted stock are granted or issued, nor will the Company be entitled to a deduction at that time. However, when the restrictions associated with shares of restricted stock lapse, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which the restrictions lapse. However, a Section 16 Person would not be required to recognize income in connection with the grant of restricted stock until the later of (a) the date the restrictions associated with restricted stock lapse and (b) the expiration of six months after the date of grant. If, however, a Participant files an appropriate election under Section 83(b) of the Code with the IRS within thirty days of the issuance of the restricted stock, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they are issued. The Participant will not be entitled to a deduction if the restricted stock is subsequently forfeited. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the Participant.

                            STOCKHOLDERS' PROPOSALS

     Any proposals that stockholders of the Company desire to have presented at the annual meeting of stockholders following the conclusion of the 2000 fiscal year must have been received by the Company at its principal executive offices no later than February 28, 2001.

                                 MISCELLANEOUS

     Proxy Solicitation. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and regular officers and employees of the Company, and the Company has contracted with ChaseMellon Shareholder Services to provide additional proxy solicitation services. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

     Internet and Telephone Voting. For shares that are beneficially owned and held in "street name" through a broker, stockholders will have the opportunity to vote via the Internet or by telephone by utilizing a program provided through ADP Investor Communication Services ("ADP"). Votes submitted electronically via the Internet or by telephone through this program must be received by 4:00 p.m., New York time, on June 2, 2000. The giving of such a proxy will not affect the right to vote in person, should the stockholder decide to attend the Annual Meeting. The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                                   EXHIBIT A

                             DAVE & BUSTER'S, INC.

                           1995 STOCK INCENTIVE PLAN
                    (AS AMENDED AND RESTATED APRIL 26, 2000)

     The Dave & Buster's, Inc. 1995 Stock Incentive Plan was adopted by the Board of Directors of Dave & Buster's, Inc. on April 26, 2000, as an amendment and restatement of the Dave & Buster's, Inc. 1995 Stock Option Plan.

                                   ARTICLE I

                           SCOPE AND PURPOSES OF PLAN

     1.1 Incentive Award Recipients. Key Employees of the Company and its Affiliates and other Eligible Persons are eligible to receive Incentive Awards under the Plan, subject to the terms and conditions of the Plan and the applicable Incentive Award Agreement.

     1.2 Available Incentive Awards. The Plan has been designed to provide recipients of Incentive Awards with an opportunity to benefit from materially increasing the value of the Common Stock through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, and (iii) Restricted Stock Awards.

     1.3 General Purposes. The Company, by means of the Plan, seeks to (i) attract outstanding persons to enter the employ of the Company or its Affiliates, or to perform services for the Company, (ii) retain the services of the members of this group, (iii) provide incentives for such persons, upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest and/or whose present and potential contributions to the welfare of the Company and its Affiliates are of importance, to attain and maintain the highest standards of performance, and (iv) further the identity of interest of such persons with those of the Company's stockholders in the enhancement of value of the Common Stock.

                                   ARTICLE II

                                  DEFINITIONS

     For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated below:

     2.1 "Affiliate", means (i) any corporation, limited partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, limited partnership or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Incentive Award that is intended to be an Incentive Stock Option, any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and
(f), respectively, of the Code.

     2.2  "Board" means the Board of Directors of the Company.

     2.3 "Change in Control" means the occurrence, on or after the date the Plan as amended and restated herein is adopted by the Board, of any of the following:

          (a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company,
     (C) any acquisition by
     any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of paragraph (c) of this Section
     2.3 are satisfied; or

          (b) individuals who, as of the effective date of the amendment and restatement of the Plan as set forth herein, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14.A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) the approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any such Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

          (d) the approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, (A) more than 50% of the then outstanding shares of common stock of such corporation and more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership immediately prior to such sale or other disposition of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be; (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly 30% or more of the then outstanding shares of common stock of such corporation or 30% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent

     Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     With respect to Options that are outstanding on the date of this amendment and restatement of the Plan, the term "Change in Control" shall have the meaning set forth in this Section 2.3, as well as the definition of "Potential Change in Control" under the Plan prior to this amendment and restatement.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     2.5 "Committee" means the Compensation Committee of the Board or such other committee, as constituted from time to time, of the Board that is selected by the Board as provided in Section 4.3 to administer the Plan; provided, however that while the Common Stock is publicly traded, the Committee will be the Compensation Committee of the Board or any other committee consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary in each case to satisfy such requirements with respect to awards granted under the Plan. Within the scope of such authority, the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Incentive Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Incentive Award or (B) not persons with respect to whom the Company wishes to comply with
Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Incentive Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

     2.6 "Common Stock" means the common stock, par value $0.01 per share, of the Company.

     2.7  "Company" means Dave & Buster's, Inc., a Missouri corporation.

     2.8 "Continuous Service" means that a Holder's service with the Company or an Affiliate, whether as an Employee or other Eligible Person, is not interrupted or terminated. The Holder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Holder renders service to the Company or an Affiliate as an Employee or other Eligible Person or a change in the entity for which the Holder renders such service, provided that there is no interruption or termination of the Holder's Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service of an Employee shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave.

     2.9 "Covered Employee" means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     2.10  "Director" means a member of the Board of Directors of the Company.

     2.11 "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     2.12 "Eligible Person" means (a) a Key Employee and (b) for Incentive Awards other than Incentive Stock Options, any other person or entity that the Committee designates as eligible for such an Incentive Award because such person or entity performs bona fide consulting, advisory or other independent contractor services for the Company or an Affiliate (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that such person or entity has a direct and significant effect on the financial development of the Company or an Affiliate and whose receipt of an Incentive Award would not disqualify the Company from utilizing a Form S-8 Registration Statement for the Common Stock subject to an Incentive Award.

     2.13 "Employee" means any person in an employment relationship with the Company or an Affiliate.

     2.14  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.15 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (a) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Smallcap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

          (b) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

     2.16 "Good Reason" with respect to a Key Employee to whom an Incentive Award has been granted means (i) a material diminution in the Key Employee's duties, authority or responsibilities, (ii) a decrease in the compensation (including benefits) of the Key Employee, (iii) requiring the Key Employee to be based at an office more than 25 miles from the present location, (iv) purported termination by the Company of the Key Employee's employment otherwise than as expressly permitted, (v) failure by the Company to obtain agreement from any successor to the Company to assume the Company's obligations under the Incentive Award, (vi) requiring the Key Employee to engage in excessive travel, (vi) requiring the Key Employee to engage in excessive travel, or (vii) a substantial change in organizational reporting relationships that will have a significant impact on the status, offices, titles and reporting requirements of the Key Employee.

     2.17 "Holder" means a Key Employee, Director or other Eligible Person to whom an Incentive Award has been granted.

     2.18 "Incentive Award" means any right granted under the Plan, including an Option and a Restricted Stock Award, whether granted singly or in combination, to a Holder pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

     2.19 "Incentive Award Agreement" means the written document or agreement evidencing the terms, conditions, and limitations of the Incentive Award Agreement granted by the Company to a Holder, in the form of an Option Agreement or a Restricted Stock Agreement. Each Incentive Award Agreement shall be subject to the terms and conditions of, and governed by, the provisions of this Plan which shall be attached to the Award Agreement and deemed to form a part of the Award Agreement.

     2.20 "Incentive Stock Option" or "ISO" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     2.21 "Key Employee" means an executive or other Employee employed in a position of administrative or managerial responsibility.

     2.22  "Non-Employee Director" means a Director of the Company who either
(i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation (directly or indirectly) from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     2.23 "Nonstatutory Stock Option" or "NSO" means an Option not intended to qualify as an Incentive Stock Option.

     2.24 "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     2.25 "Option" means an Incentive Award granted under Article VII of the Plan as an Incentive Stock Option or a Nonstatutory Stock Option.

     2.26 "Option Agreement" means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and shall state whether it is a NSO or ISO.

     2.27 "Outside Director" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     2.28 "Plan" means the amendment and restatement of the Dave & Buster's, Inc. 1995 Stock Option Plan as set forth herein as the "Dave & Buster's Inc. 1995 Stock Incentive Plan" and as it may be amended from time to time.

     2.29 "Qualifying Shares" means shares of Common Stock which either (i) have been owned by the Holder for more than six months and have been "paid for" within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Holder in the public market.

     2.30 "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

     2.31  "Restricted Stock Award" means an Incentive Award granted under
Article VIII of the Plan of shares of Common Stock that are nontransferable and subject to substantial risk of forfeiture until specific conditions are met and subject to other restrictions or limitations set forth in this Plan and in the related Restricted Stock Agreement.

     2.32 "Restriction Period" means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to forfeiture by the Holder, as described in Article VIII and in the related Incentive Award Agreement.

     2.33 "Retirement" means an Employee's voluntary termination of employment with the Company or an Affiliate after attaining age 65 or such younger age consistent the Company's then policies for voluntary retirement.

     2.34 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3, as in effect from time to time.

     2.35  "Securities Act" means the Securities Act of 1933, as amended.

     2.36 "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

     2.37 "Termination for Cause" with respect to an Eligible Person to whom an Incentive Award has been granted means the Eligible Person's employment or business relationship with the Company or an Affiliate is terminated as a result of the Eligible Person's violation of law or the business conduct rules of the Company or an Affiliate, or for other breach of duty.

                                  ARTICLE III

                    EFFECTIVE DATE AND DURATION OF THE PLAN

     The amendment and restatement of the Plan as set forth herein shall become effective upon the date of its adoption by the Board, provided such amendment and restatement of the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in the Plan or in any Restricted Stock Agreement, the restrictions with respect to a Restricted Stock Award shall not lapse prior to such stockholder approval. No further Incentive Awards may be granted under the Plan after ten years from May 25, 1995, the date the Plan was adopted originally by the Board. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired, and all Restricted Stock Awards granted under the Plan have vested or been forfeited.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 Administration by Committee. The Plan shall be administered by the Committee as provided for in this Article IV.

     4.2 Powers of the Committee. The Committee shall have the following powers, subject to, and within the limitations of, the express provisions of the
Plan:

          (a) To determine from time to time (i) which Key Employees and other Eligible Persons shall be granted Incentive Awards, (ii) when and how each Incentive Award shall be granted, (iii) what type or combination of types of Incentive Award shall be granted, (iv) the provisions of each Incentive Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Incentive Award as set forth in the Incentive Award Agreement, and (v) the number of shares of Common Stock with respect to which an Incentive Award shall be granted to each such person, the price at which such shares may be purchased, and all other terms and provisions of each Incentive Award.

          (b) To construe and interpret the Plan and Incentive Awards granted under the Plan, to establish, amend and revoke rules and regulations for its administration, and to determine the terms, restrictions and provisions of each Incentive Award Agreement, including such terms, restrictions and provisions as shall, in the judgment of the Committee, be required to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Restricted Stock Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Holders and any other interested persons.

          (c) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan. The expenses of administering the Plan shall be borne by the Company.

          (d) The Committee shall set performance goals/targets and certify performance goal results with respect to Incentive Awards in compliance with Section 162(m) of the Code.

     4.3 Delegation to Committee. The Board will delegate administration of the Plan to a Committee or Committees of two or more members of the Board, including the Compensation Committee of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Except as provided otherwise in this Plan, the Committee shall have the administrative powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   ARTICLE V

                           SHARES SUBJECT TO THE PLAN

     5.1 Share Reserve. Subject to the provisions of Section 5.6 and Article IX hereof relating to adjustments upon changes in stock, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Incentive Awards shall not exceed 2,350,000 shares.

     5.2 Reversion of Shares to the Share Reserve. If Common Stock subject to any Incentive Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including because an Incentive Award is forfeited, terminated, expires unexercised, or is exchanged for other Incentive Awards, the Common Stock not acquired under such Incentive Award shall revert to and again become available for issuance or transfer under the Plan. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Incentive Award or (ii) to the extent an Incentive Award is settled in cash. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company, the stock repurchased by the Company shall not become available for future issuance or transfer under the Plan.

     5.3 Source of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Committee may determine from time to time at its sole discretion.

     5.4 Limitation on Restricted Stock Awards. No more than 25% of the aggregate shares of Common Stock that may be issued under the Plan may be issued pursuant to Restricted Stock Awards.

     5.5 Registration and Listing of Shares. From time to time, the Board and appropriate Officers shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate persons to make shares of Common Stock available for issuance pursuant to Incentive Awards.

     5.6  Reduction in Outstanding Shares of Common Stock. Nothing in this
Article V shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (a) impair the validity of any outstanding Incentive Award, whether or not that Incentive Award is fully exercisable or fully vested or (b) impair the status of any shares of Common Stock previously issued pursuant to an Incentive Award as duly authorized, validly issued, fully paid, and nonassessable shares.

                                   ARTICLE VI

                                  ELIGIBILITY

     6.1 Eligible Persons. Incentive Awards may be granted pursuant to the Plan only to persons who are Eligible Persons at the time of the grant thereof. An Eligible Person may be granted more than one Incentive Award under the Plan, and Incentive Awards may be granted at any time or times during the term of the Plan.

     6.2 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Incentive Awards other than Incentive Stock Options may be granted to any Eligible Person.

     6.3 Ten Percent Stockholders. No Ten Percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     6.4 Limitation on Individual Incentive Awards. Subject to the provisions of Section 5.6 and Article IX hereof relating to adjustments to reflect stock dividends, stock splits, recapitalization and similar changes to the Company's capital structure, the maximum number of shares of Common Stock that may be subject to Incentive Awards granted to any one individual during any calendar year that are Options may not exceed 100,000 shares of the Common Stock and shares of Common Stock that may be subject to Restricted Stock Awards granted to any one individual during any calendar year may not exceed 70,000 shares of the Common Stock. The limitations set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

     6.5 Incentive Award Agreements. Each Incentive Award granted under the Plan shall be evidenced by an Incentive Award Agreement in the form of an Option Agreement or a Restricted Stock Agreement that is executed by the Company and the Holder to whom the Incentive Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Incentive Award may be granted under the Plan to the same Holder and be outstanding concurrently. If a Holder is granted both one or more Incentive Stock Options and one or more Nonstatutory Stock Options, those grants shall be evidenced by separate Option Agreements, one for each Incentive Stock Option grant and one for each Nonstatutory Stock Option grant.

                                  ARTICLE VII

                        TERMS AND CONDITIONS OF OPTIONS

     Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate at the date of grant. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall comply with, and the related Option Agreement shall be deemed to include and be subject to the terms and conditions of, the Plan and this Article VII through incorporation of provisions hereof by reference in the Option Agreement or otherwise.

     7.1 Number of Shares. Each Option Agreement shall state the total number of shares of Common Stock to which it relates.

     7.2 Option Period. Nonstatutory Stock Options and Incentive Stock Options may be exercised during the term determined by the Committee and set forth in the Option Agreement at the date of grant; provided, however, that subject to the provisions of Section 6.3 regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted. The Committee may provide for the exercise of Options in installments and, subject to the provisions hereof, upon such terms, conditions and restrictions as it may determine. The Committee may provide in an Option Agreement for termination of the Option in the case of termination of employment or service to the Company or an Affiliate as an Eligible Person, with or without cause, or for any other reason.

     7.3 Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code, such as the special conditions described in Sections 6.2, 6.3 and 7.16 hereof. Each Option Agreement shall specify the effect of termination of employment or service to the Company or Affiliate, as applicable, on the exercisability of the Option. The terms and conditions of respective Option Agreements need not be identical.

     7.4 Exercise of Option. Options granted under the Plan may be exercised during the term of the Option, in accordance with the provisions of this Article VII, or at such other times, in such amounts, and in accordance with such terms and subject to such restrictions as are set forth in the applicable Option Agreements, including, if deemed appropriate by the Committee, the acceleration of the time of exercise based on performance goals, corporate transactions involving the Company, the Holder's death, Disability or attainment of retirement age, and other factors. In no event may an Option be exercised or shares be issued pursuant to an Option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of Options shall not have been taken or secured. An Option shall be exercisable in whole or in installments as determined by the Committee, but an Option may not be exercised for a fraction of a share of Common Stock. An Option or portion thereof shall be deemed to be exercised when irrevocable written notice of such exercise has been given to the Company in accordance with the terms of the Option, or as specified by the Committee, by the person entitled to exercise the Option and full payment for the shares of Common Stock with respect to which the Option is exercised in the manner prescribed by the Committee has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7.6. Exercise of an Option in any manner shall result in a decrease in the number of shares of Common Stock which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of shares of Common Stock as to which the Option is exercised.

     7.5 Exercise Price. Each Option Agreement shall state the exercise price per share of Common Stock. The exercise price for an Option shall be not less than 100% of the Fair Market Value per share of the Common Stock on the date the Option is granted, or such greater price required pursuant to Section 6.3; provided, however, that up to 10% of the Nonstatutory Stock Options outstanding under the Plan from time to time may be granted at exercise prices determined by the Committee equal to 85% or more of the Fair Market Value of the Common Stock at the date the Nonstatutory Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     7.6 Manner of Exercise and Payment. Full payment for shares purchased upon exercising an Option shall be made in cash or by check or, if the Option Agreement so permits, by tendering Qualifying Shares at the Fair Market Value per share at the time of exercise, or on such other terms as are set forth in the applicable Option Agreement. The Committee may, in its discretion, permit a Holder exercising an Option to simultaneously exercise the Option and sell a portion of the shares acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from the sale as payment of the Option price of the Common Stock being acquired by exercise of the Option. In addition, the Holder shall tender payment of the amount as may be requested by the Company, if any, for the purpose of satisfying its statutory liability to withhold minimum federal, state or local income or other taxes incurred by reason of the exercise of an Option as provided in Section 11.6. No shares may be issued until full payment of the purchase price therefor has been made.

     7.7 Stockholder Rights. The Holder shall be entitled to all of the privileges and rights of a stockholder only with respect to shares that have been purchased under an Option and issued to the Holder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares of Common Stock, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is registered in the Holder's name.

     7.8 Transferability. Unless permitted otherwise by the Code and Rule 16b-3 and approved in advance by the Committee and permitted under an Option Agreement, an Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by the Holder. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement only if the Committee has been furnished a signed letter that Holder has consulted with a financial advisor and Holder releases the Committee from any liability in connection with such transfer. If a Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by the Holder. Notwithstanding the foregoing provisions of this Section 7.8, the Holder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Holder, shall thereafter be entitled to exercise the Option.

     7.9 Vesting. The total number of shares of Common Stock subject to an Option may, under the terms of an Option Agreement, but need not, vest and therefore become exercisable in periodic installments which may, under the terms of an Option Agreement, but need not, be equal. The Option may be subject to such other terms and conditions providing for the time or times when it may be exercised (which may be based on performance or other criteria such as acceleration events described in Section 7.4) as the Committee may deem appropriate and as set forth in the Option Agreement. The vesting provisions of individual Options may vary. Vesting of options due to performance-based acceleration must be certified by the Committee.

     7.10 Termination of Continuous Service. In the event a Holder's Continuous Service terminates (other than upon the Holder's Retirement, death, Disability or Termination for Cause), the Holder may exercise his or her Option (to the extent that the Holder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Holder's Continuous Service (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Holder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

     7.11 Rights in Event of Retirement. If a Holder who is an Employee terminates employment with the Company or an Affiliate by reason of Retirement, all or any portion of the Holder's unexercised unexpired Options, whether otherwise eligible for immediate exercise under the terms of the Option Agreement, shall be exercisable during the term of the Options for a period of
(i) three months following the Holder's Retirement for an Option that is an Incentive Stock Option, and (ii) twelve months following the Holder's Retirement for an Option that is a Nonstatutory Stock Option.

     7.12 Rights in Event of Death or Disability. If a Holder terminates employment or services with the Company or an Affiliate by reason of death or Disability prior to termination of his right to exercise an Option in accordance with the provisions of his Option Agreement without having totally exercised the Option, all or any portion of the unexercised Option may be exercised, whether otherwise eligible for immediate exercise under the terms of the Option Agreement on the date of the Holder's death or Disability, (i) in the case of death, by the Holder's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Holder, or (ii) in the case of Disability, by the Holder or his personal representative, provided the Option is exercised prior to the date of its expiration or one year from the date of the Holder's death or Disability, whichever first occurs. The date of Disability of a Holder shall be determined by the Committee.

     7.13. Rights in Event of Change in Control. In the event an Employee's employment with the Company or an Affiliate is terminated by the Employee for Good Reason or involuntarily by the Company or an Affiliate other than a Termination for Cause, in either case, during the period commencing ninety days before and ending on the day two years following the effective date of a Change in Control described in Paragraph(b) of Section 2.3 hereof, all of the Employee's Options then outstanding under the Plan shall become immediately and fully exercisable, subject, however, to the provisions of Section 7.16 and the terms of the Employee's Option Agreement, if any, referring to Section 280G of the Code, and provided that no Incentive Stock Option may be exercised by a Holder earlier than one year after the date of grant. In the event of a Change in Control described in paragraphs (a), (c), or (d) of Section 2.3 hereof, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. If Options are assumed or substituted upon such Change in Control and within two years following the effective date of the Change in Control the Employee's employment with the successor corporation or its parent or subsidiary is terminated by the Employee for Good Reason or involuntarily by the successor corporation or its parent or subsidiary other than a Termination for Cause, then the Employee's assumed or substituted options shall become fully vested and exercisable following the date of such involuntary termination or termination for Good Reason, provided that the term of the substituted or assumed option has not expired. If the Employee does not exercise such option to the extent so entitled prior to its expiration, the option shall terminate, and the shares of Common Stock covered by such option shall revert to the Plan or, if applicable, to the plan of the successor corporation. For the purposes of this paragraph, the Option shall be considered assumed if, following the applicable Change in Control event, the option substituted for such Option confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the applicable Change in Control event, the per share consideration (whether stock, cash, or other securities or property) received by holders of Common stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the applicable Change in Control event, is not solely common stock of the successor corporation or its parent (if any), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject to the Option, to be solely common stock of the successor corporation or its parent (if any) equal in fair market value to the per share consideration received by holders of Common Stock in the applicable Change in Control event. In the event that the successor corporation or its parent or subsidiary refuses to assume or substitute for the Option, the Employee shall fully vest in and have the right to exercise the Option (provided it has not already terminated) as to all of the Common Stock subject to the Option, including shares which would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable because the Option is not assumed or substituted for as a result of an applicable Change in Control event, the Committee shall notify the Employee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

     7.14 Termination for Cause. If a Holder's employment or business relationship with the Company or an Affiliate is terminated by reason of a Termination for Cause, all unexercised Options shall immediately terminate and be unexercisable. The existence or nonexistence of conditions resulting in the Termination for Cause and the date of termination of employment shall be determined by the Committee in its sole discretion, and such determination shall be final and binding on all persons.

     7.15 Options in Substitution for Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation or other business combination of the employing entity with the Company or an Affiliate.

     7.16 Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Holder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted and determined in a manner consistent with the Code) shall be treated as Nonstatutory Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code and administrative pronouncements, which of a Holder's Incentive Stock Options will not constitute Incentive Stock Options as a result of the limitation described in this Section 7.16 and shall notify the Holder of such determination as soon as administratively practicable after such determination is made.

                                  ARTICLE VIII

                TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

     Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement in such form and containing such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall include and be subject to the terms and conditions of this Article VIII, through incorporation of provisions hereof by reference in the Restricted Stock Agreement or otherwise.

     8.1 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances ("Forfeiture Restrictions"). Forfeiture Restrictions applicable to a Restricted Stock Award shall be determined by the Committee in its sole discretion, and the Committee may provide that Forfeiture Restrictions shall lapse upon the passage of a specified period of time or the attainment of one or more performance targets established by the Committee and as set forth in the Restricted Stock Agreement. Forfeiture restrictions that lapse due to acceleration resulting from the attainment of performance-based goals must be certified by the Committee.

     8.2 Terms and Conditions of Restricted Stock Awards. At the time any Restricted Stock Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until Forfeiture Restrictions have expired,
(ii) the Company shall retain custody of the stock until Forfeiture Restrictions have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until Forfeiture Restrictions applicable to the Incentive Award have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Incentive Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of the Holder's employment or service to the Company or an Affiliate as an Eligible Person (by retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in connection with the Incentive Award.

     8.3 Rights and Obligations of Holder. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Holder promptly after, and only after, Forfeiture Restrictions have expired. Each Restricted Stock Agreement shall require that (i) the Holder, by his or her acceptance of the Incentive Award, shall irrevocably grant to the Company a power of attorney to transfer any shares forfeited to the Company under the Incentive Award as a result of the application of Forfeiture Restrictions and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

     8.4 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the date of grant of the Incentive Award and unless otherwise established by the Committee in the Restricted Stock Agreement setting forth the terms of the Incentive Award, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement, at which time Forfeiture Restrictions will lapse.

     8.5 Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award granted pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any securities exchange upon which the shares or shares of the same class of Common Stock are then issued.

     8.6 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

     8.7  Forfeiture of Restricted Stock. Subject to the provisions of Section
8.8 hereof and of the particular Restricted Stock Agreement, upon a Holder's termination of employment or service to the Company or an Affiliate as an Eligible Person during the Restriction Period, the shares of Common Stock subject to the Incentive Award shall be forfeited by the Holder. Upon any forfeiture, all rights of a Holder with respect to the forfeited shares of the Common Stock subject to the Incentive Award shall cease and terminate, without any further obligation on the part of the Company.

     8.8 Lapse of Forfeiture Restrictions in Certain Events; Committee's Discretion. Notwithstanding the provisions of Section 8.7 or any other provision in this Plan to the contrary, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Holder pursuant to a Restricted Stock Award and, upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse as of such date. Any action by the Committee pursuant to this Section 8.8 shall be set forth in the Restricted Stock Agreement and may vary among individual Holders and may vary among the Restricted Stock Awards held by any individual Holder. In addition, the Forfeiture Restrictions applicable to a Restricted Stock Award shall lapse (i) if the Employee's employment with the Company or an Affiliate terminates by reason of Retirement, (ii) as a result of the Holder's death or Disability, or (iii) on the effective date of a Change in Control. If the Holder's employment or business relationship with the Company or an Affiliate is terminated by reason of a Termination for Cause, the Restricted Stock Award shall be forfeited on the date of the Holder's termination of employment or business relationship. The existence or nonexistence of circumstances resulting in a Termination for Cause shall be determined by the Committee in its sole discretion, and such determination shall be final and binding on all persons. Notwithstanding the preceding provisions of this Section 8.8, the Committee may not take any action described in this Section 8.8 with respect to a Restricted Stock Award that has been granted to a Covered Employee if such Incentive Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

                                   ARTICLE IX

                           CAPITALIZATION ADJUSTMENTS

     If any change is made in the Common Stock subject to any Incentive Award, without the receipt of consideration by the Company by reason of merger, subdivision, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other relevant change in capitalization or other transaction not involving the receipt of consideration by the Company, such Incentive Award and any agreement evidencing such Incentive Award shall be subject to adjustment by the Committee in its discretion as to the number, and price of shares of Common Stock subject to such Incentive Award. In the event of any such change in the Common Stock subject to the Plan, the aggregate number of shares of Common Stock available under the Plan and the maximum number of shares of Common Stock that may be subject to Incentive Awards granted to any one individual may be appropriately adjusted by the Committee. The Committee, the determination of which shall be final, binding and conclusive, shall make such adjustments. For purposes of this Article IX, the conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.

                                   ARTICLE X

                     AMENDMENT AND TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Incentive Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Incentive Award theretofore granted may be made which would impair the rights of the Holder without the consent of the

Holder, and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan, change the class of individuals eligible to receive Incentive Awards under the Plan, or materially increase the benefits accruing to Holders under the Plan. In addition, the Board shall submit to the stockholders for approval any other amendment to the Plan to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3, the Nasdaq National Market, the Nasdaq SmallCap Market or any securities exchange, or Section 162(m) of the Code.

                                   ARTICLE XI

                                 MISCELLANEOUS

     11.1 Availability of Shares. During the terms of the Incentive Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Incentive Awards.

     11.2 Securities Law Compliance. Each Incentive Award under the Plan shall be granted only on the condition that all purchases and transfers of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision in Incentive Awards granted under the Plan as it deems necessary or advisable for the release of such conditions upon the registration with the Securities and Exchange Commission of Common Stock subject to the Incentive Awards, or upon the happening of any other contingency warranting the release of such condition. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Incentive Awards and to issue and sell shares of Common Stock upon exercise or satisfaction of the Incentive Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Incentive Award or any stock issued or issuable pursuant to any such Incentive Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Incentive Awards unless and until such authority is obtained.

     11.3 Use of Proceeds from Stock. Proceeds from the sale of stock pursuant to Incentive Awards shall constitute general funds of the Company.

     11.4 Effect of Plan. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee or Director any right to be granted an Option, a Restricted Stock Award, or any other rights hereunder except as may be evidenced by an Option Agreement or a Restricted Stock Agreement, or any amendment thereto, authorized by the Committee and duly executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Incentive Awards granted hereunder shall not affect in any way the right of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding. In addition, nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Incentive Award made under the Plan. No Employee, Director, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

     11.5 No Employment or Membership Rights. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

     11.6 Withholding Obligations. To the extent provided by the terms of an Option Agreement or a Restricted Stock Agreement, the Holder may satisfy any minimum federal, state or local income or other tax withholding obligation relating to the exercise or acquisition of stock under a Incentive Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Holder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Holder as a result of the exercise or acquisition of stock under the Incentive Award in an amount equal to the statutory prescribed minimum withholding applicable to the ordinary income resulting from the Incentive Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock in an amount equal to the statutory prescribed minimum withholding applicable to the ordinary income resulting from the Incentive Award.

     11.7 Dispute Resolution. The exclusive remedy or method of resolving all disputes or questions arising out of or related to Incentive Awards granted pursuant to the Plan shall be arbitration. Arbitration shall be held in Dallas, Texas, by three arbitrators, one to be appointed by the Company, a second to be appointed by the Holder, and a third to be appointed by those two arbitrators. The third arbitrator shall act as chairman. Any arbitration may be initiated by either party upon written notice ("Arbitration Notice") to the other party, specifying the subject of the requested arbitration and appointing that party's arbitrator. If (i) the non-initiating party fails to appoint an arbitrator by written notice to the initiating party within ten days after the Arbitration Notice, or (ii) the two arbitrators appointed by the Company and the Holder fail to appoint a third arbitrator within ten days after the date of the appointment of the second arbitrator, the American Arbitration Association, upon application of the initiating party, shall appoint an arbitrator to fill that position. The arbitration proceeding shall be conducted in accordance with the rules of the American Arbitration Association. A determination or award made or approved by at least two of the arbitrators shall be the valid and binding action of the arbitrators. The costs of arbitration (exclusive of the expense in obtaining and presenting evidence and attending the arbitration and of the fees and expenses of legal counsel to a party, all of which shall be borne by that party) shall be borne by the Company only if the Holder receives substantially the relief sought by him in the arbitration, whether by settlement, award or judgment; otherwise, the costs shall be borne equally between the Company and the Holder. The arbitration determination or award shall be final and conclusive on the Company and the Holder, and judgment upon such award may be entered and enforced in any court of competent jurisdiction.

     11.8 No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or Affiliate, Incentive Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not intended to constitute a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     11.9 Severability and Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the parties intended that the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

     11.10 Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer, effective as set forth herein.

                                            DAVE & BUSTER'S, INC.

                                            By:     /s/ DAVID CORRIVEAU
                                              ----------------------------------
                                                       David Corriveau

PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             DAVE & BUSTER'S, INC.

     The undersigned hereby appoints David O. Corriveau and James W. Corley, or each of them, his proxies, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment or postponement thereof, and the undersigned directs that his proxy be voted as designated on the other side.

     THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR THE APPROVAL TO RESTATE THE COMPANY'S 1995 STOCK PLAN.

     THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID PROXIES, THEIR SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o



                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

         1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

         2. Call TOLL FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

         3. Vote by Internet at our Internet Address: http://www.eproxy.com/dab



                                  PLEASE VOTE

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.   PLEASE MARK
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.                           YOUR VOTES AS
                                                                                                             INDICATED IN [X]
                                                                                                             THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
ITEM 1 - ELECTION OF DIRECTORS

                                                                                                        FOR    AGAINST   ABSTAIN
 FOR ALL NOMINEES                 WITHHOLD                         ITEM 2 - RESTATED 1995 STOCK PLAN.   [ ]      [ ]      [ ]
   LISTED BELOW                  AUTHORITY
(EXCEPT AS MARKED         TO VOTE FOR ALL NOMINEES
  TO THE CONTRARY)             LISTED BELOW
       [ ]                          [ ]

NOMINEES: 01 JAMES W. CORLEY, 02 PETER A. EDISON, 03 WALTER S. HENRION

WITHHELD FOR: (WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


----------------------------------------------------------------------









SIGNATURE                      SIGNATURE                DATE
           -----------------             -------------       ------------

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
--------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o


      [IMAGE]             VOTE BY TELEPHONE OR INTERNET              [IMAGE]
                             QUICK***EASY***IMMEDIATE

           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: CALL TOLL-FREE 1-800-840-1208 ON A TOUCH TONE TELEPHONE
                           24 HOURS A DAY-7 DAYS A WEEK
       THERE IS NO CHARGE TO YOU FOR THE CALL. - HAVE YOUR PROXY CARD IN HAND.

 YOU WILL BE ASKED TO ENTER A CONTROL NUMBER, WHICH IS LOCATED IN THE BOX IN THE
                     LOWER RIGHT HAND CORNER OF THIS FORM.


OPTION 1 To vote as the Board of Directors recommends on ALL proposals, press 1.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION 2 If you choose to vote on each proposal separately, press 0. You will hear these instructions:

  PROPOSAL 1 - TO VOTE FOR ALL NOMINEES, PRESS 1; TO WITHHOLD FOR ALL NOMINEES,
                                   PRESS 9.
  TO WITHHOLD FOR AN INDIVIDUAL NOMINEE, PRESS 0 AND LISTEN TO THE INSTRUCTIONS

  PROPOSAL 2 - TO VOTE FOR, PRESS 1; AGAINST, PRESS 8, ABSTAIN, PRESS 0
                 AND WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.


            THE INSTRUCTIONS ARE THE SAME FOR ALL REMAINING PROPOSALS.

                                        OR

2. VOTE BY INTERNET: FOLLOW THE INSTRUCTIONS AT OUR WEBSITE ADDRESS: http://www.eproxy.com/dab.

                                        OR

3.  VOTE BY PROXY:     MARK,SIGN AND DATE YOUR PROXY CARD AND RETURN PROMPTLY
    IN THE ENCLOSED ENVELOPE.


  NOTE: IF VOTING BY PHONE OR INTERNET, YOU MAY VOTE UNTIL 4:00 P.M. (EST), JUNE
   2, 2000. IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO MAIL BACK
                                YOUR PROXY CARD.



                              THANK YOU FOR VOTING.